Exhibit 99.1

October 15, 2004

Re:    Recent Tender Offer From Sutter Capital Management

Dear Fund II Class B Investor:

We recently became aware that Sutter Opportunity Fund 3, LLC (“Sutter”) has offered to purchase your Class B units in Wells Real Estate Fund II (“Wells Fund II”) through a tender offer letter dated September 22, 2004.

Please understand that the General Partners neither authorize nor support Sutter’s tender offer. While we remain neutral and express no opinion with regard to Sutter’s tender offer, we do encourage you to consider all relevant facts related to any tender offer and make an informed investment decision. Since Sutter’s tender offer is what is commonly known as a “mini-tender offer,” we have enclosed for your consideration a publication from the U.S. Securities and Exchange Commission (“SEC”) entitled “Mini-Tender Offers: Tips for Investors,” which also is available on the SEC’s Web site at www.sec.gov/investor/pubs/minitend.htm.

Among other things, the enclosed SEC publication states that:

“ ‘Mini-Tender’ offers – tender offers for less than five percent of a company’s stock – have been increasingly used to catch investors off guard. Many investors who hear about mini-tender offers surrender their securities without investigating the offer, assuming that the price offered includes the premium usually present in larger, traditional tender offers. But they later learn that they cannot withdraw from the offer and may end up selling their securities at below-market prices.”

We have reviewed Sutter’s tender offer, and it is our belief that Sutter failed to adequately disclose substantial information required under applicable SEC guidelines to protect investors, which includes, among others, the following information:

1.	Method of Determining the Offer Price: Sutter should have clearly summarized how the offer price was determined. If Sutter prepared a valuation for Wells Fund II, it should have disclosed the value along with the basis for the value. If Sutter decided not to perform a valuation analysis, you should know why. Sutter did not clearly disclose how it arrived at the tender offer price.

2.	Risk Factors: Sutter’s offering document should have prominently included a description of the risks of the transaction. These risk factors should have been presented clearly and concisely, for example, in bullet form. Sutter failed to include clear and concise risk factors in its tender offer.

3.	Core Operations: Sutter should have disclosed certain information about the core operations of Wells Fund II similar to the information required by Items 14 and 15 of Form S-11. Sutter failed to disclose proper information about the core operations of Wells Fund II.

4.	Financial Information: Sutter should have disclosed, to the extent known, financial information about Wells Fund II similar to that required by Item 301 of Regulation S-K (selected financial data). Sutter failed to include adequate financial information regarding Wells Fund II.

5.	Target Recommendations: You should have been advised, before you make an investment decision, that additional, material information will come from the general partners of Wells Fund II. This disclosure is especially important in instances where withdrawal rights do not exist. Sutter should have disclosed that, if Wells Fund II is aware of the offer, Wells Fund II is required to give you its opinion on the tender offer. Sutter failed to include any such disclosure in its tender offer.

6.	Identity and Financial Wherewithal of Bidder: Sutter should have disclosed completely and accurately the identity of Sutter including control persons and promoters. In addition, Sutter should have disclosed whether it had sufficient available funds to consummate the offer. Sutter failed to include any such disclosure in its tender offer.

In addition, Sutter’s “Assignment Form” included with the tender offer contains many qualifications and contingencies that you should carefully read before you make any decisions related to the sale of your units. If you are in a position where you feel that you must sell your units at this time, we would be happy to assist you by providing you with a list of secondary market vendors along with their toll-free numbers. Please be aware, however, that these secondary markets may offer discounted prices. Of course, any request for a transfer of limited partnership units will be honored as long as SEC rules and regulations are followed and the transfer is in compliance with the Wells Fund II Partnership Agreement.

Again, we are remaining neutral and express no opinion with regard to Sutter’s tender offer.

Wells’ Investor Services Specialists are available to you for any questions or service issues and may be reached at 800-557-4830. For your convenience, our extended service hours are Monday through Thursday from 8:15 a.m. to 7:30 p.m. and Friday 8:15 a.m. to 5:30 p.m., Eastern time.

Sincerely,

Leo F. Wells III

General Partner

cc:    Financial Representative

October 15, 2004

Re:	Recent Tender Offer From Sutter Capital Management

Dear Fund II Class A Investor:

We recently became aware that Sutter Opportunity Fund 3, LLC (“Sutter”) has offered to purchase your Class A units in Wells Real Estate Fund II (“Wells Fund II”) through a tender offer letter dated October 1, 2004.

Please understand that the General Partners neither authorize nor support Sutter’s tender offer. In fact, we recommend that you not accept Sutter’s tender offer. As your General Partner, we encourage you to consider all relevant facts related to any tender offer and make an informed investment decision. Since Sutter’s tender offer is what is commonly known as a “mini-tender offer,” we have enclosed for your consideration a publication from the U.S. Securities and Exchange Commission (“SEC”) entitled “Mini-Tender Offers: Tips for Investors,” which also is available on the SEC’s Web site at www.sec.gov/investor/pubs/minitend.htm.

Among other things, the enclosed SEC publication states that:

“ ‘Mini-Tender’ offers – tender offers for less than five percent of a company’s stock – have been increasingly used to catch investors off guard. Many investors who hear about mini-tender offers surrender their securities without investigating the offer, assuming that the price offered includes the premium usually present in larger, traditional tender offers. But they later learn that they cannot withdraw from the offer and may end up selling their securities at below-market prices.”

Again, we recommend that you not accept Sutter’s tender offer, in part because it is our belief that Sutter failed to adequately disclose substantial information required under applicable SEC guidelines to protect investors, which includes, among others, the following information:

1.	Method of Determining the Offer Price: Sutter should have clearly summarized how the offer price was determined. If Sutter prepared a valuation for Wells Fund II, it should have disclosed the value along with the basis for the value. If Sutter decided not to perform a valuation analysis, you should know why. Sutter did not clearly disclose how it arrived at the tender offer price.

2.	Risk Factors: Sutter’s offering document should have prominently included a description of the risks of the transaction. These risk factors should have been presented clearly and concisely, for example, in bullet form. Sutter failed to include clear and concise risk factors in its tender offer.

3.	Core Operations: Sutter should have disclosed certain information about the core operations of Wells Fund II similar to the information required by Items 14 and 15 of Form S-11. Sutter failed to disclose proper information about the core operations of Wells Fund II.

4.	Financial Information: Sutter should have disclosed, to the extent known, financial information about Wells Fund II similar to that required by Item 301 of Regulation S-K (selected financial data). Sutter failed to include adequate financial information regarding Wells Fund II.

5.

Target Recommendations: You should have been advised, before you make an investment decision, that additional, material information will come from the general partners of Wells Fund II. This disclosure is especially important in instances where withdrawal rights do not exist. Sutter should have disclosed that, if Wells Fund II is aware of the offer, Wells Fund II is required to give you its opinion on the tender offer. Sutter failed to include any such disclosure in its tender offer.

6.	Identity and Financial Wherewithal of Bidder: Sutter should have disclosed completely and accurately the identity of Sutter including control persons and promoters. In addition, Sutter should have disclosed whether it had sufficient available funds to consummate the offer. Sutter failed to include any such disclosure in its tender offer.

As you can see, it is our belief that Sutter was deficient in many material ways in making the disclosures required under the applicable SEC guidelines in its tender offer to you. In addition, Sutter’s “Assignment Form” included with the tender offer contains many qualifications and contingencies that you should carefully read before you make any decisions related to the sale of your units. If you are in a position where you feel that you must sell your units at this time, you should be aware that there may be more attractive options available to you. We would be happy to assist you by providing you with a list of secondary market vendors along with their toll-free numbers. Please be aware, however, that these secondary markets may offer discounted prices. Of course, any request for a transfer of limited partnership units will be honored as long as SEC rules and regulations are followed and the transfer is in compliance with the Wells Fund II Partnership Agreement.

Again, we recommend that you not accept Sutter’s tender offer. Although Wells Management Company, Inc., an affiliate of the General Partners, continues to receive property management and leasing fees in connection with the remaining properties owned by Wells Fund II, your decision on whether or not to transfer your units will have no direct financial impact on the General Partners or their affiliates.

Wells’ Investor Services Specialists are available to you for any questions or service issues and may be reached at 800-557-4830. For your convenience, our extended service hours are Monday through Thursday from 8:15 a.m. to 7:30 p.m. and Friday 8:15 a.m. to 5:30 p.m., Eastern time.

Sincerely,

Leo F. Wells III
General Partner

cc:	Financial Representative